Investor Presentation Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

Corporate Overview
Headquartered in Davenport, Florida
$1.8 billion in assets
$1.3 billion in deposits
Company formed:  June 2000
4 Subsidiary Banks; 38 branch banking
offices in 10 counties throughout Central
Florida
6 of 10 counties of operation rank in the top
15 fastest growing counties in Florida
Counties of Operation
Citrus
Hernando
Hillsborough
Lake
Marion
Orange
Osceola
Pasco
Polk
Sumter
Headquarters
CenterState Bank Central Florida, N.A.
CenterState Bank, N.A.
CenterState Bank of Florida, N.A.
Valrico State Bank

Market Share Opportunity
Combined Counties of Operation

Deposits per
Deposits Market Branch
Rank Institution ($000) Share Branches ($000)
1 Bank of America Corp. (NC) $10,301,554 20.25% 111 $92,807
2 SunTrust Banks Inc. (GA) 9,196,029 18.08 146 62,986
3 Wells Fargo & Company (CA) 8,120,483 15.96 113 71,863
4 BB&T Corp. (NC) 3,916,987 7.70 73 53,657
5 Regions Financial Corp. (AL) 3,311,920 6.51 91 36,395
6 CenterState Banks (FL) 1,204,831 2.37 37 32,563
7 Fifth Third Bancorp (OH) 1,131,031 2.22 30 37,701
8 South Financial Group Inc. (SC) 838,113 1.65 17 49,301
9 Village Bancorp Inc. (FL) 817,150 1.61 9 90,794
10 The Tampa Banking Co. (FL) 786,536 1.55 9 87,393
Source: FDIC and SNL Financial.
Deposit data as of 6/30/09.
Market share data for CSFL's combined counties of operation, excluding Orange County.
Excludes Orange County in which CSFL has $20.0 million in deposits and 1 branch.

Goals and Priorities
Achieve Return on Average Assets of 1.00%
Surpass $5 billion in assets
Expand into new markets with demographics similar to
Central Florida
Remain highly capitalized
Strategic Goals
Priorities
(18 – 24 Months)
Acquire banking institutions through FDIC assisted
transactions
Leverage Correspondent Banking Division
Reduce the level of problem assets

Conservative Balance Sheet
Loans / Assets of 55%
as of 12/31/09
Constr/A&D/Land loans represent 12% of total loans versus 22%
for Southeastern peers and 18% for Florida peers
NPAs
/ Assets of 3.05% versus 4.57% for Southeastern peers and
9.74% for Florida peers
Robust capital position
•
TCE and Tier 1 leverage ratios of 11.3% and 11.4%
at 12/31/09
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.

NEAR-TERM DRIVERS
1. Home sales up significantly
Orlando up 50% over the last
year
2. Home prices continue to slide
- Foreclosures & shadow
inventory
3. Unemployment continues to
creep upward
~ 12%
4. Debt-overhang will slow
expansion in the near term
= Bank Consolidation
Florida Outlook –
Long Slow Recovery
Source: Florida Legislature Office of Economic and Demographic Research

LONG-TERM DRIVERS
1. Housing more affordable
2. Baby-Boomers nearing
retirement age
3. Net migration to return
4. 72 degrees in January
Florida Outlook
Long-Term Future Still Bright
Florida’s Population Growth
Source: Florida Legislature Office of Economic and Demographic Research

Positioned for FDIC Acquisitions
Source:  SNL Financial, data as of most recent quarter available.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.
Capital
NPAs
Management
Prior FDIC acquisition experience – Ocala National Bank
4 separate executive teams within the holding company

Numerous FDIC Transaction Opportunities 10 Source: SNL Financial. Data as of 12/31/09 Texas Ratio > 75% or Tier 1 Leverage Ratio < 5% No. of Institutions No. of Branches Deposits ($MM) 98 688 $39,214

FDIC Deals - Core Deposit Focus
Jumbo Time Deposits
Retail Time Deposits
Money Market & Savings Accts.
Demand – Interest bearing
Non – Interest bearing deposits
Total Deposits ($MM) Number of Deposit Accounts
Core deposits defined as non-time deposits.

24%
20%
24%
15%
18%
Approximately 66,586 total accounts - $19,599 average balance per account
Ocala National Bank (FDIC assisted) – Core deposits up 13% in first year

Correspondent Banking Division
Management lift out from RBC (20
employees –
formerly ALAB) and
recent addition of Capital Markets
Division of Silverton
(40 employees)
Physical operations –
Birmingham
(AL), Atlanta (GA) and Winston-Salem
(NC)
Three primary business lines
Bond Sales
Fed funds
Safekeeping, bond accounting, and
asset/liability consulting services
Customer base –
400 small to medium
size financial institutions primarily located
in Florida, Alabama, Georgia and the
Carolinas
Opportunity
Bank Clearing & Cash Management
Talent Recruiting / M&A
Division Contribution

($000s, except per share)
4Q08 1Q09 2Q09 3Q09 4Q09
Net Interest Income $43 $1,178 $1,975 $1,813 $1,656
Bond Sales
Commission 1,412 2,557 2,610 5,630 7,119
Other Income --- 40 60 381 349
Total Expenses (1,007) (2,104) (2,038) (5,312) (6,512)
Income Tax Expense (117) (428) (881) (967) (1,006)
Net Income Impact $331 $1,243 $1,726 $1,545 1,606
EPS Impact $0.03 $0.10 $0.14 $0.07 $0.06

Organic Growth & Ample Liquidity
Loans / Deposits ratio
CenterState Banks, Inc.  – 73%
Southeastern Peers Average – 92%
Florida Peers Average – 93%
Loans
$441 $517 $658 $841 $892 $959
Deposits
660 717 893 973 994 1,305
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.
Total Asset Growth Loans / Deposits (%)

Loan Portfolio
Construction, Development, & land represents only 12% of the total portfolio

Loan Type
No. of
Loans
12/31/09
Balance
Avg Loan
Balance
Residential Real
Estate
2,605 $252MM $97,000
Commercial Real
Estate
1,095 438MM 400,000
Construction,
A&D, & Land
574 116MM 202,000
Commercial &
Industrial
1,030 98MM 95,000
Consumer /Other 2,284 55MM 24,000
Total 7,588 $959MM $126,000
Total Loans by Type (%)
Total Loans Detail

Commercial Real Estate & Construction Loans
$438 million
56% owner-occupied
$116 million
Approximately 12% of total loans
* approx. 66% commercial and 34% residential

Data as of  12/31/09
Commercial Real Estate by Type (%) Constr/Dev/Land Loans by Type (%)

CRE Concentrations

Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.
C&D Concentration – Category A (%) CRE Concentration – Category B (%)

Credit Quality Trends
NPAs / Loans & OREO (%)
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings.
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.
Problem Loan Trends ($MM)
Reserves / Loans (%)
•
ALLL / NPL ratio of 55% at 12/31/09 versus 29% for Florida Peers

Nonperforming Loans & Other Real Estate
Nonperforming Loans
Other Real Estate Owned
$42,341,000
4.42% of Gross Loans
$10,196,000
Residential Real
Estate
$9,728K
(65 loans)
Commercial Real Estate
$21,217K
(43 loans)
Construction,
A&D, & Land
$10,735K
(42 loans)
Commercial
$424K
(13 loans)
Consumer  / Other
$237K
(15 loans)

Commercial Buildings
(10)
$3,283K
Commercial Lots
(1)
$138K
Mobile Homes
w/ Land
(7)
$276K
Vacant Land
$1,693K
Mixed Properties
$225K
Single Family Homes
(21)
$2,654K
Residential Lots
(58)
$1,927K

Profitability
Pre- Tax, Pre-Provision Income & ROAA
(%)
Non Interest Inc / Op. Revenue (%)
Net Income ($MM)
Net Interest Margin (%)

Source: SNL Financial and Company filings.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, BCBF, CCBG, CBKS, FCFL, FUBC, GFLB, SBCF, SAMB and TIBB.

Summary
Energetic management team that is taking advantage of opportunities
Home field advantage in attractive markets
Excess capital to deploy on FDIC assisted deals
Unprecedented opportunities to add shareholder value